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                                                                   EXHIBIT 10(b)




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Board of Directors
Citicorp Life Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.


/s/KPMG LLP

Hartford, Connecticut
April 30, 2001